AVANTAX, INC. 8-K

Exhibit 99.1

Cetera Holdings Announces Close of Avantax Acquisition

Avantax to operate as a unique community within Cetera Holdings, bringing more than 3,100 financial professionals and over $82 billion in assets to Cetera

Acquisition further expands Cetera’s tax and wealth management offerings and represents core component of Cetera’s growth strategy

Dallas and Los Angeles – November 27, 2023 – Avantax, Inc. (NASDAQ: AVTA) and Cetera Holdings, the holding company of Cetera Financial Group, announced today the successful completion of Cetera’s acquisition of Avantax. Avantax is now a unique community within the Cetera family with 3,111 financial professionals, representing $82.3 billion in assets under administration and $42.0 billion in assets under management, as of September 30, 2023. Cetera retained Avantax’s legal entities, brand, core technology, product offerings and existing clearing and custody relationships. The addition of Avantax Planning Partners, an employee-based RIA with over $7.8 billion in assets under management as of September 30, 2023, strengthens Cetera’s established succession solution and delivers a powerful combined offering for Cetera’s advisor communities.

“This transaction represents the beginning of a promising new chapter together for two industry-leading firms, and we are pleased to welcome the Avantax team to Cetera,” said Mike Durbin, CEO of Cetera Holdings. “Partnering with Avantax is core to our growth strategy and capitalizes on Avantax’s many capabilities that benefit financial professionals, affiliates and their clients. The Avantax Community immediately builds upon Cetera’s tax and wealth management capabilities and expertise, complementing our established tax-centric Cetera Financial Specialist team, and provides financial professionals another avenue for affiliation with Cetera. In addition, this acquisition establishes a strategic relationship between Cetera and Fidelity, as Cetera expands further into a multi-custodial platform, enhancing our capabilities to deliver the latest tools and resources to affiliated advisors.”

Durbin continued, “We will continue to prioritize a thoughtful and collaborative approach to integration efforts to ensure a smooth onboarding process for Avantax. We are confident Avantax financial professionals, affiliates and staff will thrive at Cetera, and we look forward to serving clients together for years to come.”

“I’d like to share my sincere gratitude to our Board of Directors, our leadership team and the entire Avantax Community for making Avantax the strong company it is today. We believe the partnership with Cetera will expand Avantax’s unique tax-intelligent offering and position our financial professionals and affiliates for continued growth and success,” said Chris Walters, Chief Executive Officer of Avantax.

Click here to learn more about Cetera Holdings and click here to learn more about Avantax.

Transaction Details

Avantax’s Board of Directors unanimously approved the transaction, and holders of approximately 81% of the outstanding shares of Avantax common stock entitled to vote thereon approved the transaction. Avantax is now a privately held company, and its common stock will no longer be traded on Nasdaq. Holders of shares of Avantax common stock are entitled to receive $26.00 in cash per share, without interest and subject to required withholding taxes.

Advisors

PJT Partners acted as financial advisor to Avantax, and Sidley Austin LLP and Haynes and Boone, LLP served as legal counsel to Avantax. Morgan Stanley & Co. served as financial advisor to Cetera. UBS Investment Bank and BMO Capital Markets served as co-advisors to Cetera. Willkie Farr & Gallagher LLP served as legal counsel to Cetera.

About Cetera Financial Group®

Cetera Financial Group, which is owned by Cetera Holdings (collectively, Cetera), is the premier financial advisor Wealth Hub where financial advisors and institutions optimize their control and value creation. Breaking away from a commoditized and homogenous IBD model, Cetera offers financial professionals and institutions the latest solutions, support, and services to grow, scale, or transition with a merger, sale, investment, or succession plan. Cetera proudly serves independent financial advisors, tax professionals, licensed administrators, large enterprises, as well as institutions, such as banks and credit unions, providing an established and repeatable blueprint for scalable growth.

Home to more than 9,000 financial professionals and their teams, Cetera oversees approximately $374 billion in assets under administration and $145 billion in assets under management, as of September 25, 2023. In a recent advisor satisfaction survey of more than 21,000 reviews, Cetera's Voice of Customer (VoC) program vigorously measures advisor experience and satisfaction 24/7. Currently, it's ranked 4.8 out of 5 stars.

Visit www.cetera.com, and follow Cetera on LinkedIn, YouTube, Twitter and Facebook.

“Cetera Financial Group” refers to the network of independent retail firms encompassing, among others, Cetera Advisors LLC, Cetera Advisor Networks LLC, Cetera Investment Services LLC (marketed as Cetera Financial Institutions or Cetera Investors), and Cetera Financial Specialists LLC. All firms are FINRA/SIPC members. Located at: 655 W. Broadway, 11th Floor, San Diego, CA  92101.

Individuals affiliated with Cetera firms are either Registered Representatives who offer only brokerage services and receive transaction-based compensation (commissions), Investment Adviser Representatives who offer only investment advisory services and receive fees based on assets, or both Registered Representatives and Investment Adviser Representatives, who can offer both types of services.

About Avantax®

Avantax, Inc. delivers tax-focused financial planning and wealth management solutions for financial professionals, tax professionals and CPA firms, supporting its goal of minimizing clients’ tax burdens through comprehensive tax-focused financial planning. Avantax has two distinct, but related, models within its business: the independent Financial Professional model and the employee-based model. Avantax refers to its independent Financial Professional model as Avantax Wealth Management®. Avantax Wealth Management offers services through its registered broker-dealer, registered investment advisor (RIA) and insurance agency subsidiaries and is a leading U.S. tax-focused independent broker-dealer that works with a nationwide network of financial professionals operating as independent contractors. Avantax refers to its employee-based model as Avantax Planning Partners℠. Avantax Planning Partners offers services through its RIA and insurance agency by partnering with CPA firms to provide their consumer and small-business clients with holistic financial planning and advisory services. Collectively, Avantax had $82.3 billion in total client assets as of September 30, 2023. For additional information, please visit www.avantax.com.

Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including without limitation, statements regarding Cetera’s integration plans, the effects of the acquisition on Avantax’s offerings and financial professionals. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “may,” “will,” “would,” “could,” “should,” “estimates,” “predicts,” “potential,” “continues,” “target,” “outlook,” and similar terms and expressions, but the absence of these words does not mean that the statement is not forward-looking. Actual results may differ significantly from expectations due to various risks and uncertainties including, but not limited to those described in the Company’s most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as may be required by law.